ORDINARY SHARES AND SHARE EXCHANGE	12 Months Ended
Dec. 31, 2011
ORDINARY SHARES AND SHARE EXCHANGE
21.	ORDINARY SHARES AND SHARE EXCHANGE

On September 15, 2009, the Board of Directors approved a share split with the result of each share becoming 50 shares of the same class ("2009 Share Split"). The par value of the ordinary shares of the Company is US$0.00002 after the 2009 Share Split. All shares and per share amounts in the consolidated financial statements and related notes have been retroactively adjusted to reflect the change in ratio for the periods presented, as if the 2009 Share Splits occurred at the beginning of the periods presented.

As described in Note 19, the Company issued 14,629 (731,450 post 2009 Share Split) ordinary shares to a consultant in connection with the issuance of Series A Redeemable Convertible Preferred Shares. The fair value of which was recorded as issuance costs against the Series A Redeemable Convertible Preferred Shares proceeds.

As described in Note 19, the Shareholders agreed to transfer 76,258 (3,812,900 post 2009 Share Split) ordinary shares and 14,031 (701,500 post 2009 Share Split) ordinary shares to the holders of Series B Redeemable Convertible Preferred Shares and one of the holders of Series A Redeemable Convertible Preferred Shares, respectively, in connection with the amendment of the 2009 Performance Target. The share transfer was completed on September 15, 2009.